GENELUX

Redefining Immuno-Oncology

Corporate Presentation | July 2023

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the "safe harbor" created by those sections, about Genelux Corporation ("Genelux," the "Company," "we," "us" or "our") that are based on the beliefs and assumptions of our management team, and on information currently available to such management team. These forward-looking statements include, but are not limited to, statements concerning: Olvi-Vec's potential utility and our plans and expectations for Olvi-Vec across various designs and indications; our expectations regarding the field of oncolytic viral immunotherapy; Olvi-Vec's potential to provide utility across multiple tumor types, and our expectations regarding our Phase 3 trial; our clinical trial strategy and design; our expectations regarding (i) the timing of our Phase 2 and Phase 3 clinical trials and (ii) our intellectual property rights under the Newsoara license agreement; our planned investments to meet worldwide clinical trial demand and facilitate our U.S. commercial launch; the commercial market opportunity for Olvi-Vec in the United States; our various commercial strategies for self-launching Olvi-Vec for ovarian cancer in the United States, including expected milestones related to clinical trials and commercial partnerships and collaborations; and our expectations regarding our cash operating runway. These forward-looking statements are subject to numerous risks and uncertainties, many of which are beyond our control. All statements, other than statements of historical fact, contained in this presentation, including statements regarding future events, future financial performance, business strategy and plans, and objectives of ours for future operations, are forward-looking statements.

Although we do not make forward- looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks set forth under the heading "Risk Factors" in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, and in our other filings with the SEC, which may cause our actual results, levels of activity, performance or achievements of and those of our industry to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. You should not place undue reliance on any forward-looking statement. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. In some cases, you can identify forward- looking statements by terminology such as "anticipate," "believe," "contemplate," "continue," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "should," "target," "will" or "would," or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these identifying words. You should not put undue reliance on any forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all. Except as required by law, Genelux does not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Trade names, trademarks and service marks of other companies appearing in this presentation are the property of their respective owners. Solely for convenience, the trademarks and tradenames referred to in this presentation appear without the ® and ™ symbols, but those references are not intended to indicate, in any way, that we will not assert, to the fullest extent under applicable law, our rights, or the right of the applicable licensor to these trademarks and tradenames.

This presentation discusses a product candidate that is under clinical study and which has not yet been approved for marketing by the U.S. Food and Drug Administration. No representation is made as to the safety or effectiveness of this product candidate for the use for which it is being studied.

Highlights of Genelux Execution

Olvi-Vec: De-risked late-stage Clinical Program
Ongoing pivotal trial in late-stage Ovarian Cancer and planned Phase 2 trial Adjuvant Maintenance NSCLC

CHOICE™ Platform; Broad and Diverse Discovery Engine
Library with over 500 novel vaccinia strains and 110+ transgenes

Validating Strategic Partnerships
Newsoara Biopharma (Greater China rights) initiating three Phase 1/2 clinical trials with Olvi-Vec and ELIAS Animal Health (global rights) initiating canine efficacy studies with V-VET1

Focused Commercial Strategy
US launch in Ovarian Cancer initially; strategic partnerships for ex-US rights

Estimated Billion Dollar Plus Annual Market Opportunity in the U.S.
Potential beyond this in numerous clinical settings

The Most Advanced Non-local Delivery Oncolytic Immunotherapy

***Olvi-Vec:** Engineered to selectively target and eliminate tumor cells while inducing a robust patient-specific immune response*



Physician-preferred Routes of Delivery

- Regional and systemic administration to preferentially locate, colonize and destroy tumor cells
- Potential utility in multiple cancers (demonstrated in 20 pre-clinical tumor models), including metastatic disease



Antitumor Effect and Well Tolerated

- Strong data in Phase 1b/2 study in platinum-resistant/refractory ovarian cancer (PRROC)
- No Maximum Tolerated Dose (MTD) observed



Ideal Backbone of Combination Therapy

- Turns tumors "hot" by localized inflammation and induction of the influx of tumor infiltrating lymphocytes (TILs)
- Positively modulates anti-tumor pathways in tumor microenvironment

Diversified Designs and Indications Exploit Competitive Advantages

Olvi-Vec	Human Health	Design	Preclinical	Phase 1	Phase 2	Phase 3	Collaborators
Regional Route	*Ovarian Cancer (platinum-resistant/refractory)*	*Olvi-Vec (i.pe) + **Chemotherapy***	*Ph3 OnPrime/GOG-3076 Study Actively Enrolling*				GOG FOUNDATION *(Cooperative Group)*
Systemic Route	*Non-Small Cell Lung Cancer (Adjuvant Maintenance)*	*Olvi-Vec (IV) + **Chemotherapy***	*Ph2 Preparing*				
	Small Cell Lung Cancer (recurrent)	*Olvi-Vec (IV) + **Chemotherapy***	*Ph1b/2 enrolling*				NEWSOARA *(Greater China)*
	Ovarian Cancer (recurrent)	*Olvi-Vec (IV) + **Chemotherapy***	*Ph1b/2 Planned*				
	Non-Small Cell Lung Cancer (relapsed/recurrent)	*Olvi-Vec (IV) + **Chemotherapy***	*Regulatory Submission*				
V2ACT Immunotherapy			**Preclinical**	**Phase 1**	**Phase 2**	**Phase 3**	
Systemic Route	*Pancreatic Cancer*	*Olvi-Vec (IV) + **Adoptive Cell Therapy***	*Regulatory Submission*				V2ACT THERAPEUTICS *(Worldwide Rights Ex-Greater China)*
V-VET1	**Animal Health**		**Safety**	**Preliminary Efficacy**	**Pivotal Efficacy**		
Systemic Route	*Hematologic and solid tumors*	*V-VET1 (IV) +/- **standard of care***	*Preparing*				ELIAS ANIMAL HEALTH *(Worldwide)*

Selective Replication In Tumors Unleashes Immune System Against Cancer

Key Takeaways

Olvi-Vec is *a robust immune modulator that utilizes a triple mode of action to mount a personalized attack against cancer cells throughout the body*

- Kills cancer cells directly
- Enhances (neo)antigen presentation and stimulates a tumor-specific immune response
- Converts tumor microenvironment from immunosuppressive (cold state) to immunoreactive (hot state)

Olvi-Vec

viral infection

Oncolysis and release of tumor (neo)antigens

Innate Immune Activation

- Increase Type I IFNs
- Increase DAMPs / PAMPs

Adaptive Immune Activation

- APCs present (neo)antigens
- T-cell activation & cytotoxicity
- Anti-tumor immune memory



'Cold' tumor before Olvi-Vec

- No or relatively low number of immune effector cells
- Relatively high number of immune suppressor cells

'Hot' tumor following Olvi-Vec immunotherapy

- Increase of proinflammatory cytokines/chemokines
- Influx of CD8+ effector T cells
- M2 to M1 transition of tumor-associated macrophages
- Decrease of immune suppression
- Changes of tumor gene expression profile
- Immunogenic tumor cell death
- Reverse platinum-resistance and synergy with other therapies
- Vascular collapse

PAMPs - Pathogen-associated Molecular Patterns
DAMPs - Damage-associated Molecular Patterns

Olvi-Vec-Primed Immunochemotherapy: Overcoming Drug Resistance

Olvi-Vec-Induced Hot Tumor



ABSENCE OF EFFECTOR T CELLS
PRESENCE OF EFFECTOR T CELLS
FIBROBLAST
cystine
cysteine
GSH
IFNγ
cisplatin
High GSH
Low GSH
Platinum resistant
Platinum sensitive
CANCER

Pro-therapeutic gene expression

- Positive regulation of T-cell activating and trafficking
- Inhibition of anti-virus response
- Promotion of sensitization/ response to chemotherapy

Chemotherapy synergy

- Immunogenic cell death
- Depletion of suppressor cells
- Increase susceptibility to cytotoxic T-lymphocytes

Over $4 Billion in Transactions in Active Oncolytic Space

Emerging Late-Stage Modality

With its recent IPO, Genelux joined the public markets as a Phase 3 company

A maturing field with Amgen launching Imlygic in 2014 and Phase 3 companies (CG Oncology, Replimune, GNLX) working to validate its power and potential

CG Oncology raises $120 million in Series E financing to advance clinical-stage urologic oncology pipeline

Replimune completed a $225 million offering as well as $200M in non-dilutive debt financing

Genelux enters the public markets raising $68.5M in the first half of 2023



2011
AMGEN Acquired BioVex ($1b)
2015
AMGEN FDA approved IMLYGIC™
AstraZeneca License Agreement with Omnis Pharmaceuticals
2016
Pfizer Collaboration with Western Oncolytics
Celgene Participated in Oncorus' $57m Series A
2017
Bristol Myers Squibb License Agreement with PsiOxus ($936m)
abbvie Collaboration with Turnstone Biologics
2018
Boehringer Ingelheim Acquired ViraTherapeutics ($245m)
Janssen Acquired BeneVir ($140m)
MERCK Acquired Viralytics ($394m)
Replimune $100m IPO
2019
REGENERON Collaboration with Vyriad
AstraZeneca Collaboration/ License Agreement with Transgene
Takeda Collaboration/ License Agreement with Turnstone Biologics ($120m)
2020
astellas Collaboration/ License Agreement with KaliVir ($634m)
KISSEI Collaboration/ License Agreement with CG Oncology ($140m)
2021
Daiichi-Sankyo Approval of Teserpaturev
GENELUX $171.5m License agreement with Newsoara
2022
CG $120m Series E
Roche Collaboration with Replimune
Replimune $225m Secondary
2023
GENELUX IPO

Competitive Advantages of Olvi-Vec as an Oncolytic Virus

Key Takeaways

Olvi-Vec Key Advantages:

- Broad spectrum of activity
- Tumor selectivity
- Strong lytic activity / spread
- Strong immune activator
- Engineering capability
- Multiple routes of delivery
- Nonhuman pathogen
- Stable DNA virus
- Cytoplasmic, no genomic integration

Oncolytic Virus Space

Key Players and Assets		Olvi-Vec Key Advantages
Genelux	Olvi-Vec	Target & Treat Metastatic Disease
Amgen	Herpes	Systemic Delivery and redosing
Replimune	Herpes	Robust Immune Activation Profile
CG Oncology	Herpes	Target & Treat Tumors of Various Size
Daiichi-Sankyo	Adenovirus	
Oncolytics Biotech Inc	Reovirus	

IV dosing is the physician preferred administration technique, and our IV data has the potential to enable physician preferred administration vs. local-delivery-only assets

Creating a New Paradigm Of Oncolytic Virus Drug Development

GENELUX

Our Advantage



7
completed clinical trials
~150 patients
Systemic Dosing and Redosing
Robust Immune Activation Profile
Target & Treat Metastatic Diseases
Broad spectrum of accessible tumor types
AMGEN
T-VEC (approved) in melanoma gains first clinical and regulatory validation of an oncolytic virus
Replimune
RP1 (registration directed trials) in skin cancer
CG ONCOLOGY
CG0070 (Phase 3) in patients with non-muscle invasive bladder cancer unresponsive to BCG

Olvi-Vec

Our New Generation

Olvi-Vec has the potential to redefine the oncolytic virus space and provide utility across multiple tumor types by enabling physician-preferred administration techniques and setting new benchmarks in efficacy and safety, as shown in multiple clinical trials. Genelux looks to its Phase 3 trial to potentially bring a best-in-class therapy to those patients in need.

1st Gen Viruses

Commercial/Late-stage 1st Generation viruses confirm modality's potential, but all are limited to local delivery and scope of addressable cancers

Phase 1b: Anti-tumor Activity as Monotherapy Leading into Combination

Patient Background & Study Treatment

Platinum-resistant / refractory ovarian cancer

- Heavily pre-treated patients with documented progressive disease at baseline
- Single cycle of high & condensed bolus infusions (intraperitoneal delivery) on 2 consecutive days; total dose: $6x10^9$ pfu

Olvi-Vec Monotherapy (11 patients)

Tolerability:

- No Dose Limiting Toxicity (DLT)
- No Maximum Tolerated Dose (MTD)
- No Grade 4 Adverse Events (AE)

Antitumor activity:

- Clinical Benefit Rate: 73% (8/11)
- 4/11 patients had >2x PFS relative to immediate prior chemotherapy

Translational Evidence:

- Activation of tumor-specific T cell response detected in blood
- Documented immune activation in tumor microenvironment with significant influx of TILs
- Favorable immune-related genetic signatures

Manyam *et al.*, Gynecologic Oncology 163 (2021) 481 - 489

Completed Phase 2 Tested Olvi-Vec Immunochemotherapy

Olvi-Vec Primed Immunochemotherapy in Heavily Pretreated Patients With Platinum-Resistant or Platinum-Refractory Ovarian Cancer

Key Inclusion Criteria

- High-grade serous, endometrioid or clear-cell ovarian cancer which includes: platinum-resistant or PRROC with at least two prior lines of therapy
- ECOG Performance status is at 0 or 1

Interventional Single Group Assignment
n=27

Design

Olvi-Vec in combination with chemotherapy with or without bevacizumab, via intraperitoneal infusion as multiple doses

Endpoints

Primary: Median progression-free survival (mPFS); Objective Response Rate (ORR) by RECIST 1.1 and by tumor biomarker Cancer Antigen-125.
Secondary: Median overall survival (mOS)

Data Presentations

1. 2020 Digital Annual Meeting of International Gynecologic Cancer Society

   Oral Plenary Session

2. JAMA Oncology

   Selected for Journal podcast series interview

OnPrime Phase 3 Trial

Ongoing Pivotal Phase 3 for the treatment of PRROC patients, using the same Experimental Arm treatment regimen

JN
JAMA Oncology

Results of the VIRO-15 Phase 2 Trial were published in JAMA Oncology (Link)

Clinically-Meaningful Responses in Heavily Pretreated Patients

Key Clinical Takeaways

Promising ORR and PFS, and clinical reversal of platinum resistance and refractoriness among patients with PRROC

- All patients had documented progressive disease at enrollment
- Overall response rate in 27 patients was 54% with 7.6-month median duration of response
- Historical PFS in this patient population is ~4 mos

Overall Response Rate (ORR) & Progression-Free Survival (PFS)*

	ORR by RECIST1.1**	Duration of Response	ORR by CA-125	Median PFS	Median OS
All patients (n= 27) (95% CI)	**54%** (13[◊]/24) (33 - 74)	**7.6 mos** (3.7 - 9.6)	**85%** (22/26) (65 - 96)	**11.0 mos** (6.7 - 13.0)	**15.7 mos** (12.3 - 23.8)
Platinum-resistant (n=14) (95% CI)	**55%** (6/11) (26 - 84)	**7.6 mos** (3.7 - NA)	**85%** (11/13) (55 - 98)	**10.0 mos** (6.4 - NA)	**18.5 mos** (11.3 – 23.8)
Platinum-refractory (n=13) (95% CI)	**54%** (7/13) (27 - 81)	**8.0 mos** (3.7 - NA)	**85%** (11/13) (55 - 98)	**11.4 mos** (4.3 -13.2)	**14.7 mos** (10.8 – 33.6)

*Baseline for ORR & PFS evaluation is the timepoint immediately prior to starting post-Olvi-Vec carboplatin doublet +/- bevacizumab to allow direct comparison to historical data or patients' own previous line of chemotherapy

**Eligible for evaluation: with at least 1 measurable target lesion at baseline; including 2 patients without post-chemo scan after virotherapy, and therefore are assigned to the 'inevaluable for response' category per RECIST1.1

[◊]Including 3 unconfirmed; 2 in resistant and 1 in refractory groups

Demonstrated Deep and Durable Tumor Shrinkage

Key Clinical Takeaways

Refractory patients performed as well as resistant patients

Tumor Shrinkage

- Overall, 86% of PRROC patients showed tumor reduction, with 91% of Platinum-refractory patients showing tumor reduction
- Four patients had 100% reduction of target lesions (two with confirmed CR), including two platinum-refractory patients

Duration of Response (DOR)

- DOR of 7.6 Months in all platinum-Resistant patients
- DOR of 8.0 Months in platinum-refractory patients

Tumor Shrinkage



PD
SD
Objective Response (CR or PR)
Best change of target lesions from baseline (%)
Time (days)
60
40
20
0
-20
-40
-60
-80
-100
0
60
120
180
240
300
360
420
480
540
-30% partial response

Duration of Response



15A-18 15B-09 15B-19 15A-19 15A-27 15A-38 15B-18 15A-06 15A-30 15A-23 15B-01 15A-29 15A-05 15A-37 15B-17 15A-22 15A-16 15A-09 15A-25 15B-15 15A-31 15A-24
133 24 58 81 62 132 19 46 45 53 129 31 253 70 124 48 145 65 138 83 82 12
Baseline tumor burden as Sum of Longest Diameter of target lesions (mm)
Change of target lesion size (% change of SLD)
100
80
60
40
20
0
-20
-40
-60
-80
-100
-30% partial response
platinum-resistant
platinum-refractory

Olvi-Vec-Primed Immunochemotherapy Overcomes "Refractoriness"

Exemplary platinum-refractory patients, after platinum re-challenge, achieved ***PFS exceeding any prior lines***

15B-01:
- Stage IIIB papillary serous
- ECOG: 0
- BRCA negative
- PD-L1 negative

15B-15:
- Stage IIIB high-grade serous
- ECOG: 0
- BRCA negative
- PD-L1 negative

15B-17:
- Stage IIIC high-grade serous
- ECOG: 1
- BRCA negative

Overall Survival: 23.2 Months


Failed 10 Prior Lines
PFS (mos)
16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
8.7
3.7
4.0
1.4
12.0
10.9
3.0
5.4
1.4
9.3
15.5
R#1: taxol + carbo
R#2: Doxil + carbo
R#3: Avastin
R#4: cisplatin + Gemzar
R#5: Tamoxifen + Provera + etoposide
R#6: Tamoxifen + Megace + Femara
R#7: etoposide
R#8: topotecan
R#9: carbo
R#10: Rubraca
R#11: Olvi-Vec + C/Bev
Regimens

Overall Survival: 12.3 Months


Failed 6 Prior Lines
PFS (mos)
12
10
8
6
4
2
0
8.1
6.1
5
3
2
2
10.3
R#1: carbo + taxol
R#2: olaparib + cediranib
R#3: Gemzar + IMGN853
R#4: Doxil+Bev
R#5: topotecan
R#6: cisplatin + Gemzar
Olvi-Vec-primed C/Bev
Regimens

Overall Survival: 15.7 Months


Failed 7 Prior Lines
PFS (mos)
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
6.0
3.0
3.0
6.5
6.0
1.8
0.3
11.5
R#1: Carbo + Gemzar/Doxil
R#2: Niraparib
R#3: Cytoxan + Bev
R#4: Taxol + Bev
R#5: Pembroluumab
R#6: SC003
R#7: Carbo + Doxil
R#8: Olvi-Vec-primed C/Bev
Regimens

Durable Benefit of Overall Survival via Clinically-Validated Endpoint

Key Clinical Takeaways

20% long-term survivors consistent with commercially successful immunotherapies

- Historical data in 4th line and beyond shows a median overall survival of only 9.8 months
- On a median 5th line of treatment, VIRO-15 Ph2 patients achieved a mOS of 15.7 mos
- 4 of 6 long-term survivors were platinum-refractory at enrollment

Historical Data

2nd line	21.1 mOS	(95% CI, 17.8–24.4)
3rd line	12.0 mOS	(95% CI, 10.4–14.6)
4th line	9.8 mOS	(95% CI, 7.1– 12.25)
5th line	Not reported	

[Bookman *et al.*, Gynecol Oncol. 2017;146(1):58-63]

VIRO-15

5th line (med)	15.7 mOS	(95%, 12.3 – 23.8)



OS, proportion
1.0
0.8
0.6
0.4
0.2
0.0
0
10
20
30
40
50
60
Month
Durable Benefit: ~ 20% long-term survivors
(median follow-up time: 47.0 mos)
Number at risk
27 21 10 6 4 2 2

"Allcomers" Approach May Reset Life Clock of Heavily Pre-treated Patients

Key Trial Takeaways

Olvi-Vec addresses a broad and underserved pool of patients

- Olvi-Vec trial inclusion criteria allows patients regardless of (i) tumor biomarkers, (ii) platinum refractory tumors or (iii) number of prior lines of treatment (i.e., no cap)
- Olvi-Vec Phase 2 results approach results in less pre-treated platinum-sensitive patients

While clinical remissions are obtainable, a majority of patients will relapse. Genelux looks to take an all-comers approach



100%
80%
60%
40%
20%
0%
54%
85%
77%
RECIST1.1
CA-125
PFS-6-month

	Study	# or prior lines	Regimen
		Platinum-resistant / refractory patients	
	AURELIA[1]	≤ 2 prior lines	Chemo + Avastin (i.e., CT+Bev)
	B-GEMOX[2]	1-2 (21%), 3-4 (63%), ≥ 5 (16%)	Oxali + Gem + Avastin
	FORWARD II[3]	Median 3 prior lines	Mirvetuximab soravtansine + pembrolizumab (median/high FRα group)
	VB-111[4]	≤ 3 prior lines	VB-111 + paclitaxel
	JAVELIN-200	≤ 3 prior lines	Avelumab + PLD
	TOPACIO[5]	≤ 4 prior lines	Niraparib + pembrolizumab
GENELUX	**VIRO-15**	**Median 4 prior lines**	**Olvi-Vec / Chemo ± Avastin**
		Platinum-sensitive patients	
	OCEANS[6]	*No prior chemo in recurrent setting*	Carbo + Gem + Avastin

References
(1) Pujade-Lauraine et al., J Clin Oncol 2014;32:1302-1308.
(2) Ikeda et al., Int J Gynecol Cancer 2013;23:355-360.
(3) Matulonis et al., ESMO 2018.
(4) Arend et al., Gynecol Oncol. 2020;157:578-584.
(5) Konstantinopoulos et al., J Clin Oncol 2018;36(S15)106.
(6) Aghajanian et al., Gynecol Oncol. 2015;139(1):10–16.

Footnote: As the data presented is based on a cross-trial comparison and not a head-to-head clinical trial, such comparisons may not be reliable due to differences in study protocols, conditions and patient populations. Accordingly, cross-trial comparisons may not be reliable predictors of the relative efficacy or other characteristics of our candidates compared to others presented.

Phase 3 Pivotal Trial Design Founded on Phase 2 Trial Design & Results

Trial design intends to replicate previous data showing anti-tumor activity of Olvi-Vec and reversal of platinum resistance in the tumor microenvironment

Key Inclusion Criteria

- High-grade serous, endometrioid, or clear-cell ovarian cancer.
- Platinum-resistant or -refractory disease
- Received prior bevacizumab (or biosimilar) treatment.
- Received a minimum of 3 prior lines of systemic therapy with no maximal limit.
- Performance status ECOG is at 0 or 1, and life expectancy of at least 6 months

Multi-center, randomized open-label n=186

Experimental Arm
Olvi-Vec and Platinum-doublet + Bevacizumab, followed by maintenance therapy

Active Comparator Arm
Platinum-doublet + Bevacizumab, followed by maintenance therapy

Enrollment expected to be completed as early as mid-2024, with 11-month follow-up

Primary Endpoint

Progression-Free Survival

Key Secondary Endpoints

1. Treatment-emergent AEs
2. Duration of Response (DOR)
3. Overall Response Rate (ORR)
4. Overall Survival (OS)

*A platinum resensitizing agent is a long-standing desirable and highly demanded mechanism of action of Gyn-Oncs, their so-call "Holy Grail".**

*Journal of Investigative Medicine High Impact Case Reports, Volume 6: 1–3, 2018
DOI: 10.1177/2324709618760080 Journals.sagepub.com/home/hic

Systemic administration demonstrated dose-dependent OS benefit

Key Trial Takeaways

Demonstrated feasibility and clinical benefit of multiple IV cycles

- Median 5 prior lines of therapy
- Regimen: various dosing levels and schedules (typically over 4-6 months)
- Well tolerated: no-MTD reached with one DLT
- Clinical Benefit: statistically significant overall survival (OS) benefit in primary and metastatic lung diseases

Dose Escalation Phase 1b Monotherapy Study in Solid Tumors Progressed from Last Prior Therapy



Group B
Group A
Group
A
B
1.0
0.8
0.6
0.4
0.2
0.0
Probability
0
10
20
30
40
50
OS_mos
Number at risk
A 11 3 1 0 0 0
B 11 7 2 1 1 0



Group B
Group A
Group
A
B
1.0
0.8
0.6
0.4
0.2
0.0
Probability
0
5
10
15
20
OS_mos
Number at risk
A 5 2 2 0 0
B 5 5 5 3 1

Group A : (n=11; **lower-dose group** with TCD ranging from 2×10^5 pfu - 2×10^9 pfu)
Group B : (n=11; **higher-dose group** with TCD ranging from 3×10^9 pfu - 3×10^{10} pfu)

Groups lower vs higher TCD:
median Overall Survival at **4.6 months** (95% CI: 1.3 – 11.0) vs **16.8 months** (95% CI: 5.9 – NA); ***p* = 0.026**; a statistically significant clinical benefit favoring the higher dose group.

Group A : (n=5; **lowest-dose group** with TCD ranging from 2×10^5 pfu - 1×10^6 pfu)
Group B : (n=5; **highest-dose group** with TCD ranging from 1×10^{10} pfu - 3×10^{10} pfu)

Groups lowest vs highest TCD:
median Overall Survival at **4.6 months** (95% CI: 2.7 – NA) vs **20.9 months** (95% CI: 16.8 – NA); ***p* = 0.002**; a statistically significant clinical benefit favoring the highest dose group.

The ROYAL MARSDEN NHS Foundation Trust
UNIVERSITY OF SURREY
ICR The Institute of Cancer Research

Systemic Administration + Chemo Generated Encouraging Data

Key Trial Takeaways

Anti-tumor effect of IV Immunochemotherapy

- High and Condensed Dosing (single cycle: bolus infusion on 5 consecutive days)
- Well tolerated:
  No DLT or MTD reached
- Monotherapy:
  Anti-tumor effects
- Combination therapy:
  Virus treatment revitalized tumors to subsequent chemotherapy with prolonged PFS and OS

AdventHealth | Cancer Institute : Expanded Access Program

Recurrent metastatic cervical cancer with lung mets

Case Report (Pt #21A-06)

- Received 5 consecutive daily i.v. doses
  - Transient adverse reactions: fever, nausea, bone pain (Hx arthritis)
  - Stable disease with no tumor size increase



SLD of nontarget lesions (mm)
55
53
51
49
47
45
43
41
39
37
35
PD at baseline
SD at Wk 24
11/2017
20/2018
/1/2018
10/2018

- Chemotherapy after disease progression
  - Partial Response
  - PFS: 70+ Weeks
  - OS: 53.4 Months

High-grade pancreatic cancer with lung & liver mets

Case Report (Pt.#21A-04)

- Received 5 consecutive daily i.v. doses
  - Transient adverse reactions: fever, nausea
  - 59% drop of CA19.9 tumor biomarker and Objective Response per RECIST, with PFS of 18 weeks



Best change (%) of target lesion sizes from baseline by RECIST
Wk 7
0
-5
-10
-15
-20
-25
-30
-35
-40
Partial response

- Chemotherapy after disease progression
  - 83% drop of CA 19.9
  - Partial Response by RECIST
  - PFS: 31 wks

Genelux has Partnered with Newsoara BioPharma Co., Ltd


GENELUX
NEWSOARA
恒翼生物医药



Benny Li, PhD
Founder and Chief Executive Officer

20+ yrs. global and China local pharma
Former VP, GM of Takeda China Development Center and SVP, Executive GM of R&D at Hansoh Pharmaceuticals
Former Head of Clinical Development & Medical Affairs in Asia at Alcon/Novartis

NEWSOARA HIGHLIGHTS

- **7** Pipelines
- **12** Indications
- **5** Phase IIb/III
- **2** Phase II
- **$850** Million Valuation
- **Top 10** Blue-chip Biotech Investors
- **2023** IPO Planned

Newsoara has paid $11M to date and GNLX is eligible for additional development, regulatory and sales milestone payments and up to mid-double-digit percentages royalties on net sales

Validating Industry Collaboration with Newsoara BioPharma Co., Ltd

Key Takeaways

- Newsoara will fully fund the US-based Genelux Phase 2 trial in NSCLC
- Newsoara has development and commercialization rights in Greater China
- Interim readout for one or more systemic administration trials expected as early as mid-2024

Systemic Program: Clinical Trials

Sponsor	Trial Sites	Indication	Clinical Stage	Patients (est.)	Randomization
Genelux	US	Adjuvant Maintence NSCLC	Phase II	~138	2:1
Genelux / Newsoara	China	Recurrent SCLC	Phase I/II	~150	Single Arm
		Recurrent OC	Phase I/II	~150	2:1
		Recurrent NSCLC	Phase I/II	~150	2:1

Genelux will have worldwide commercial rights (excluding Greater China) to all data generated from clinical trials of Olvi-Vec in China.

V2ACT Therapeutics LLC: Joint Venture between GNLX and TVAX BioMedical

Key Trial Takeaways

V2ACT Immunotherapy, combines an oncolytic immunotherapy and adoptive cell therapy

- Induces an acute inflammatory response in the tumor and converts tumor microenvironment from immunosuppressive to immunostimulatory;
- Anticipated to enhance effect of neoantigen specific effector T cells

V2ACT

V2ACT Therapeutics is a joint venture between Genelux Corporation and TVAX Biomedical, Inc. established to develop and test V2ACT.

Vaccination increases the numbers of neoantigen-specific T cells in the body and Olvi-Vec kills cancer cells and potentiates T cells by increasing cancer tissue receptivity to adoptively transferred neoantigen-specific effector T cells.

Technology	TVI Adoptive Cell Therapy	Olvi-Vec Oncolytic Immunotherapy
Patients Dosed	~ 130	~ 150
Regulatory	Fast Track Designation / FDA Grant - glioblastoma	Phase 3 enrolling - ovarian

Novel IO modality: United States Patent No. 11,633,442, issued in April 2023

Estimated Billion Dollar Plus annual Olvi-Vec Commercial Opportunity (US)

Ovarian Cancer

Non-Small Cell Lung Cancer

Additional revenue drivers:

- *Re-treatment*
- *Front-Line therapy*
- *Additional Indications, i.e.:*
  - Small Cell Lung Cancer
  - Pancreatic Cancer

Ovarian Cancer Market[1]

~$1.8B *in 2022, expected CAGR growth ~23.5%*

~233,000 *women in the US currently* [2]

70-80% *will relapse*

Drivers of Market Penetration

- *The Phase 3 population is a broad category of patients with significant unmet medical need, including those excluded from other therapies or trials.*

1. Polaris Market Research
2. NIH Ovarian Cancer Fact Sheet

=100,000 patients

Integrated R&D and Manufacturing Capabilities For Phase 3 And Launch

Key Takeaways

- Established and equipped an independent, Company-controlled 7,500+ Sq. Ft manufacturing facility in San Diego to secure material for pivotal studies and potential commercial supply
- cGMP material manufactured and released for the ongoing Phase 3 Trial and Newsoara's trials
- Planned investment to augment internal development capabilities as well as continually improve proprietary manufacturing processes
- Genelux aims to meet worldwide clinical trial demand and U.S. commercial launch

Large-Scale cGMP Manufacturing Process to Optimize Production


Headquarters
Westlake Village, CA, USA


Manufacturing Facility
San Diego, CA, USA


Research and Development
San Diego, CA, USA
SAN DIEGO SCIENCE CENTER

Facilities and Operations: Based in Southern California

Commercial Strategy

Self Launch Olvi-Vec for Ovarian Cancer in the US

Partnerships

Leverage partnership with GOG Foundation

- Preeminent US-based cooperative group in Gynecologic Oncology
- Composed of leading KOLs in the field
- Partners in the OnPrime/GOG-3076 Phase 3 registration trial

Self-Manufacturing

Large-Scale cGMP Manufacturing

- Control of Production Schedule
- Attractive COGs
- Ability to scale up modular process

Patients

Population without Standard of Care

- PRROC patients lack effective SoC therapies
- Limited number of Gyn-Oncs enabling specialty sales team
- Label expansion starting with IV administration in 2L ovarian (Ph2 planned)

Reimbursement

Compelling Value Proposition for Payors

- Significant unmet medical need
- No SOC
- Combination with generic/biosimilars

Choice Platform Library: 500+ Vectors with 110+ Transgenes

Engineered and selected clonal isolated (non-GMO) viral strains identified from *in vitro* and in *vivo* selection criteria

Virus-encoded transgenes

Therapeutic Genes
- *Cell Growth & Differentiation Regulators*
- *Hormones*
- *Metastasis Suppressor Genes*
- *Cell Matrix Degradative Genes*

Immune Modularity
- *Immune Regulators*
- *Superantigens*
- *Cytokines / Chemokines*

Therapeutic Antibodies
- *Single-chain Antibodies*

✓ ***In vitro & in vivo tested: GLP Tox ready***

Immune Modularity Molecules
- *IL-6/sIL-6R*
- *IL-24*

Cell Growth & Differentiation Regulators
- *BMP-4*

Cell Matrix-Degradative Genes
- *hMMP9*

Clonal Isolated Strains (non-GMO)
- LIVP1.1.1
- LIVP5.1.1
- V-VET1 (LIVP6.1.1)
- Cop15.1.1

Single-Chain Antibodies
- Anti-VEGF
- Anti-PD-1
- Anti-FAP
- Anti-PD-L1
- Anti-DLL4
- Anti-CTLA4
- Anti-αvβ3-integrin

Intellectual Property: Market Exclusivity & Freedom to Operate

Patent Portfolio: 39 issued patents;
Olvi-Vec covered by Composition of Matter (2031) and Manufacturing (2038)

Olvi-Vec: Worldwide operating freedom;
No third-party royalties due

Long Duration of Regulatory / Marketing Exclusivity

Strong IP & Regulatory Designations

Accomplished Leadership Team

Executive Team



Thomas Zindrick, JD
Chief Executive Officer
AMGEN, aeromics, DNX



Paul Scigalla, MD, PhD
Chief Medical Officer
Pfizer, NUEVOLUTION, PRC



Doug Samuelson
Chief Financial Officer
SECONDSIGHT, AdvaVet, Medacta USA



Sean Ryder, JD
General Counsel
HELSINN, mesoblast

Operations & R&D



Tony Yu, PhD
SVP, ClinDev
UC San Diego Moores Cancer Center



Joseph Cappello, PhD
Chief Technical Officer
The University of Utah, B|BRAUN



Qian Zhang, MD, PhD
VP, Clinical Sciences
UC San Diego Moores Cancer Center



Caroline Jewett
Head,Quality
AMGEN



Ralph Smalling
Head, Regulatory Affairs
AMGEN



Cathy Gust
VP, Program Mgmt
AMGEN

Board of Directors

THOMAS ZINDRICK, JD
Chairman of the Board
AMGEN, aeromics, DNX

JAMES L. TYREE, MBA
Lead Independent Director
Pfizer, Bristol Myers Squibb, Abbott

MARY MIRABELLI, MBA
Director
Hewlett Packard Enterprise, hfma, HCA Healthcare

JOHN THOMAS, MBA, PhD
Director
La Sierra University, ADRA

Genelux Has Executed on Multiple Milestones and is Positioned for the Future

Executed Milestones

- ☑ Executed on go public strategy and follow on with $60M raised
- ☑ Initation of Phase 3 Trial in PRROC
- ☑ Phase 2 results published in JAMA Oncology
- ☑ Collaboration and License agreement with Newsoara
- ☑ Initiation of Phase 1b/2 trial in recurrent SCLC (China)
- ☑ Issuance of V2ACT US Patent

- Initiate Phase 2 trial in *(Adjuvant Maintenance)* NSCLC
- Enter additional regional development & commercial partnership(s) and platform collaborations
- Initiate Phase 1/2 trial in recurrent ovarian cancer (IV route)
- Initiate Ph1b/2 trial of V2ACT

Expected Operating Runway into 1Q 2026

Capitalization Summary

Stock Symbol	GNLX
Share Price(1)	$28.89
Shares Outstanding	25.98M
Market Capitalization(1)	$750M
Cash & Equivalents(2)	$28.40M
PIPE Commitments Due	$ 25M**/***
Insider Ownership FULLY DILUTED	29.4%

1) At market close on July 18th, 2023.
2) As of July 18th, 2023.

Analyst Coverage

- **Bruce Jackson** M.S., MBA
  The Benchmark Company
- **Kemp Dolliver CFA**
  BROOKLINE CAPITAL MARKETS

2023 Financing Events
January IPO*: $15M
May Private Placement**: $33M
June Private Placement***: $18M

*Reconciliation of Cap Table and Balance Sheet:
-All Preferred Series (1400 A-K investors) to Common
-$32M (debt and accrued dividends) to Common

** Includes $15M that two investors will, and are contractually obligated to, fund no later than November 15, 2023

*** Includes $12.5M that one investor will, and are contractually obligated to, fund no later than November 15, 2023

GENELUX

Highlights of Genelux Execution

Olvi-Vec: De-risked late-stage Clinical Program
Ongoing pivotal trial in late-stage Ovarian Cancer and planned Phase 2 trial Adjuvant Maintenance NSCLC

CHOICE™ Platform; Broad and Diverse Discovery Engine
Library with over 500 novel vaccinia strains and 110+ transgenes

Validating Strategic Partnerships
Newsoara Biopharma (Greater China rights) initiating three Phase 1/2 clinical trials with Olvi-Vec and ELIAS Animal Health (global rights) initiating canine efficacy studies with V-VET1

Focused Commercial Strategy
US launch in Ovarian Cancer initially; strategic partnerships for ex-US rights

Estimated Billion Dollar Plus Annual Market Opportunity in the U.S.
Potential beyond this in numerous clinical settings

GENELUX

Redefining Immuno-Oncology

Corporate Presentation | July 2023

Appendix

Accomplished Clinical Advisory Board

Medical Director, Gynecologic Oncology, AdventHealth Cancer Institute



Robert Holloway, MD
CHAIRMAN

Dr. Holloway is the principal investigator for VIRO-15 and has served on several committees of the Society of Gynecologic Oncology (SGO), including its Board of Directors.

Chief Medical Officer, Vanium Group



Robert Coleman, MD
Member

Dr. Coleman currently serves on the Board of Directors of Gynecologic Oncology Group and is co-Director of GOG-Partners. In addition, he is immediate Past-President of the International Gynecologic Cancer Society.

Co-Director, Gynecologic Oncology, Hoag Memorial Hospital Presbyterian



Albert A. Mendivil, MD
Member

Dr. Mendivil, site principal investigator for VIRO-15, serves as Co-Director of Gyn- Onc and Complex Pelvic Surgery, Hoag Hospital. He has been the principal investigator or site sub-investigator on 20+ clinical trials.

Deputy Director of the University of Cincinnati Cancer Institute



Thomas J. Herzog, MD
Chief Executive Officer

Dr. Herzog is President-Elect of the GOG Foundation. He has served on the leadership board or council of SGO, the Foundation for Women's Cancer, and ACOG.

Professor and Division Director, Ohio State University Comprehensive Cancer Center



David M. O'Malley, MD
Chief Medical Officer

Dr. O'Malley is the clinical trial advisor/lead for ovarian cancer within GOG Partners, a committee member for the NCI Gynecologic Cancer Steering Committee's Ovarian Task Force and the NRG Oncology.

Forsythe & Bear, LLC



Alan Forsythe, PhD
Chief Financial Officer

Dr. Forsythe has had a distinguished career in pharmaceutical drug development. As Vice President of Corporate Biomedical Information at Amgen, Alan led the Biostatistics, Epidemiology and HOER depts.

Olvi-Vec Demonstrates Monotherapy Oncolysis and Immune Activation

Key Takeaways

Olvi-Vec monotherapy shows decreased tumor cells and increase immune activation

- Olvi-Vec treatment was able to dramatically decrease or eliminate tumor cells in multiple patient samples
- The Activation of Immunosurveillance by Olvi-Vec after 2 doses was seen in multiple cavities as monotherapy



Olvi-Vec Treatment on Days 3 & 4
(Pt.#15A-01)
baseline
Day 5
Day 10
Clusters of tumor cells
Limited immune cells
Drastic reduced tumor cells
Large increase of immune cells
Oncolysis
Immune activation

(VIRO-15: monotherapy)



(Pt.#15A-11)
Elimination of Cancer Cells after Increased Lymphocyte Infiltration in different cavities
peritoneal fluid
pleural fluid
Prior to 1st dose
W2D9
Tumor cell clusters present
W2D12
W2D15
Robust lymphocyte count increase
W2D17
W2D17
Tumor cell clusters absent

CD8+ T-cells: Infiltrating Lymphocytes are Prognostic for Response/Survival

Induced Infiltration of CD8+ cells into Tumors



Pt# 15A-16
Pt# 15A-18
Pt# 15A-23
Pre-Olvi-Vec
Post-Olvi-Vec
(prior to subsequent chemotherapy)
CD4
CD8
CD4+
CD8+
100µm

Endogenous TILs (intra-tumoral and stromal) are very low in ovarian cancer

Shift of CD8+ cells into epithelial tissue



Pt# 15A-16
Pt# 15A-18
Pt# 15A-23
Baseline Screening
Post Treatment
HALO™ Infiltration Histogram
42
14
126
45
107
69
705
146
494
109
135
28
Inside Tumor
Outside Tumor

Long-lasting, Tumor-specific T cell response corresponds to tumor reduction

Key Takeaways

Off-the-Shelf Personalized Medicine: Single Agent generates Individualized Results

- Olvi-Vec induces favorable & long-lasting Tumor-specific T-cell Response (TSTcR) by ELISPOT analysis in patient in heavily treated patient w/ 9 prior regimens of chemo; no Tumor-specific T-cell response at baseline
- Documented OR from Olvi-Vec treatment after failure of last chemotherapy

Case Report (Pt #15A-05)

Heavily pre-treated:
9 prior regimens of chemo+Avastin;
no pre-existing tumor-specific T-cells

Post treatment:
Consequential amount (~3%) of all activatable T cells at Week 30 are tumor-specific T-cells

(VIRO-15: monotherapy)



Confirms tumor-antigen presentation & immune activation/memory
IFN-gamma secreting cells / 100,000 PBMCs
10000
1000
100
50
40
30
20
10
0
No pre-existing tumor-specific T-cell response
Activation of tumor-specific T-cell response (TSTcR)
Baseline
Week 6
Week 30
Neg. Control (Ovalbumin)
Vaccinia Virus Lysate
Tumor lysate
Positive Control (PMA/ION)

Last Chemotherapy: Pemetrexed 3/30-5/18/2016

Progressive disease (PD) (CT scans on 6/30/2016 & 8/30/2016)

GL-ONC1 Tx

Partial response (confirmed on Week 24 & 36; durable)

Stable disease @ Week 48 (-27% compared to baseline)



SLD of target lesions over time
SLD (mm)
300
280
260
240
220
200
180
160
140
120
pemetrexed
No TSTcR
+ 90% PD
Olvi-Vec Administration
Confirmed TSTcR
- 34% PR
Wks
-24
0
18
36

Olvi-Vec: Ideal Backbone for Combination Therapy

Converts Tumor Microenvironment to Inflammatory "Hot Spot"

Induction of acute inflammatory cytokines (Th1-type related)

VIRO-15 Study



IL-6
CRP
SAA
TNF-α
IL-15
TARC
IP-10
Fold-change from Baseline
0
1
2
3
4
5
6
Baseline
W1D5
W2D10
W3D17

NCT01443260/TUE Study



Baseline

Massive inflammatory response after cycle 1 of virus treatment

Up Regulates Immunomodulatory Target Proteins, such as PD-L1

Endogenous PD-L1 expression in ovarian tumor is low, hence limiting target by anti-PD-1/PD-L1 therapy

Rodriguez-Freixinos et al. J Clin Oncol 36, 2018 (suppl; abstr 5595)



n=24
(4%)
(25%)
(46%)
100%
80%
60%
40%
20%
0%
Percentage of cases
PD-L1 expression
<1%
<20%
[20%-50%]
>50%

PD-L1: VIRO-15 Study



Baseline

Post treatment (20d)
Strong PD-L1 staining at the tumor-stromal interface